Exhibit 99.1

Atlas Energy Solutions Inc. to Acquire Hi-Crush Inc., Creating the Largest Proppant Producer in the Country and an Industry Leading Logistics Provider

Austin, TX – February 27, 2024 – Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) today announced that it has entered into a definitive agreement with Hi Crush Inc. ("Hi-Crush") to acquire all of Hi-Crush’s Permian Basin proppant production assets and North American logistics operations in a transaction valued at $450 million (1).

The transaction consideration includes $150 million in up-front cash, $175 million in shares of common stock of AESI and $125 million in deferred cash payments in the form of a Seller’s Note. Both the up-front cash consideration and the principal amount of the Seller's Note are subject to revision for customary post-closing adjustments.

Acquisition Highlights

•	Combination brings together two of the leading innovators in the Permian proppant space, and two of the largest holders of premium giant open dune sand reserves and resources in the Permian

•	Pro forma production capacity expected to be ~28 million tons, with ~80% of pro forma 2024 production capacity contracted, accelerating free cash flow generation and shareholder returns

•	Adds ~12 mmtpy of production capacity (~5 million tons in Kermit, TX, proximal to Atlas's existing Kermit facilities and ~7 million tons from OnCore’s distributed mining network) (2)

•	We expect the acquired assets to contribute $110-125 million in Adjusted EBITDA in 2024, which implies on a full run-rate basis, a valuation of approximately 3x 2024 Adjusted EBITDA.

•	Broadens Atlas’s logistics offering through the addition of Pronghorn, a leading multi-basin provider of proppant logistics and wellsite services

•	Estimated to be immediately double-digit accretive to CFPS and EPS (3)

•	Expected to realize more than $20 million in annual synergies by 2026

•	Acquisition maintains low and flexible operating cost structure and a strong margin profile

•	Combines Atlas’s Delaware Basin-leading logistics offering (Dune Express) with Hi-Crush’s Midland Basin-leading logistics offerings (Oncore + Pronghorn) to drive significant operational efficiencies

•	The transaction is expected to close before the end of the first quarter of 2024

Bud Brigham, Executive Chairman and CEO of Atlas commented, "This is a great day for Atlas and Hi-Crush, we are thrilled to bring these two great organizations together. Both companies have led the industry’s innovations to drive efficiencies in proppant and logistics in different but complementary ways, a testament to the high quality people involved. Combining the teams, their technologies and best practices, as well as their complementary geographical footprint, should compound constructively to the benefit of our shareholders. It also furthers our goal to lead the industry in transitioning the Permian, already the premier producing region in the country, to becoming the most efficient and livable energy manufacturing center in the world."

John Turner, President and CFO of Atlas commented, “Over the years both Atlas and Hi-Crush have invested significant capital in their proppant and logistics businesses to drive efficiency gains for our customers at the well site - Atlas with its Dune Express, high efficiency trucking operations, and autonomous trucking and Hi-Crush with its OnCore distributed mining network and Pronghorn logistics platform. These investments have supported a consolidating industry that has quickly scaled. We look forward to continuing to invest to drive innovation and efficiencies at the well site.”

(1)	The Transaction excludes Hi-Crush’s Northern White Sand mining assets, as well as its extensive rail terminal network in the Northeastern United States

(2)	Oncore’s distributed mining network of mobile proppant production assets currently includes Oncore #1-7, which are currently producing sand and Oncore #8, which is scheduled to open during the second quarter of 2024.

(3)	CFPS = Net income plus depreciation, depletion and amortization divided by shares outstanding ; EPS = Earnings per share.

Dirk Hallen, CEO of Hi-Crush commented, “I’m so proud of all that our team has accomplished over the past several years. I thank our employees for their relentless effort restoring Hi-Crush to a leadership position in our industry and thank our partners at Clearlake Capital Group and Whitebox Advisors for their support. I echo Bud and John’s excitement in uniting two of the most innovative players in frac sand under Atlas. There is no doubt that this winning combination will be transformative for our industry, employees, customers, and shareholders.”

Colin Leonard, Hi-Crush Board Chairman and Partner at Clearlake Capital Group L.P. added, “This transaction represents an important milestone for Hi-Crush after going through a strategic transformation over the past several years in partnership with Dirk and the broader team. The leadership has driven innovation and growth, as well as transformed the operational footprint of the business to address the evolving needs of our customers. Atlas’ investment reflects their conviction in the strategy, and we look forward to all that we will accomplish together.”

Pro Forma Estimated 2024 Outlook

The transaction has an effective date of February 29, 2024 and as such, Atlas will begin to include Hi-Crush’s financial results in its financial results from March 1, 2024 onwards.  The guidance below reflects this partial-year ownership of the Hi-Crush assets and will be impacted by the timing of the completion of the Dune Express and additional Oncore deployments.

On a combined basis, we'll have 28 million tons of available production capacity, increasing to about 29 million tons in 2025 with a full year's contribution and the benefit of these additional Oncore deployments. As our contracted volumes and Permian activity levels remain strong, and completions efficiencies continue to compound proppant usage, we expect to continue to operate at 85% to 90% utilization going forward. Taking into account Hi-Crush’s contracts, we expect our sand prices for 2024 to average between $26-$28 per ton.  Assuming just over three quarters of contribution from Hi-Crush, we expect 2024 Adjusted EBITDA to range between $425 to $475 million. We expect total capex for 2024 to be between $335 and $360 million.  This includes between $285 and $305 million in growth capex, consisting of $220 million for the construction of the Dune Express, between $25 and $45 million for Oncore deployments and another $40 million attributed to other capex.   We are forecasting maintenance capex for 2024 will range between $50 and $55 million.

Financing Details

•	Our ABL facility has been amended to, among other things increase the maximum borrowing availability to $125 million. Atlas intends to draw ~$50 million at closing

•	Our Stonebriar Term Loan has been amended to, among other things install a new $150 million Acquisition Term Loan to be drawn at closing

•	Atlas will use a combination of the above debt facilities to fund the cash component of the up-front purchase price and to add cash to the balance sheet to fund capital expenditures associated with Hi-Crush’s near-term investments in Oncore #8 and #9

•	The number of shares to be issued to the seller at closing will be 9,711,432, as calculated pursuant to a 10-day volume weighted average share price as defined in the Merger Agreement

Advisors

Piper Sandler & Co. is serving as lead financial advisor to Atlas. Goldman Sachs is also advising Atlas. Vinson & Elkins LLP is serving as legal advisor in association with the transaction.

Moelis & Company LLC is serving as exclusive financial advisor to Hi-Crush. Baker Botts LLP is serving as legal advisor in association with the transaction.

Conference Call

The Company will host a conference call to discuss the transaction along with financial and operational results on Tuesday, February 27, 2024 at 8:00am Central Time (9:00am Eastern Time). Individuals wishing to participate in the conference call should dial (877) 407-4133. A live webcast will be available at https://ir.atlas.energy/. Please access the webcast or dial in for the call at least 10 minutes ahead of the start time to ensure a proper connection. An archived version of the conference call will be available on the Company’s website shortly after the conclusion of the call.

The Company will also post an updated investor presentation titled “Hi-Crush Acquisition Presentation”, at https://ir.atlas.energy/ in the "Presentations” section under “News & Events” tab on the Company’s Investor Relations webpage prior to the conference call.

About Atlas Energy Solutions

Our company was founded in 2017 by long-time E&P operators and led by Bud Brigham. Our experience as E&P operators, combined with our unique asset base and focus on using technology to deliver novel solutions to our customers’ toughest challenges and mission-critical needs differentiates us as the proppant and logistics provider of choice in the Permian Basin.

Atlas is a leader in the proppant and proppant logistics industry and is currently solely focused on serving customers in the Permian Basin of West Texas and New Mexico, the most active oil and natural gas producing regions in North America. Our Kermit, TX and Monahans, TX facilities are strategically located and specifically designed to maximize reliability of supply and product quality, and our deployment of trucking assets and the Dune Express is expected to drive significant logistics efficiencies.

Our core mission is to maximize value for our stockholders by generating strong cash flow and allocating our capital resources efficiently, including providing a regular and durable return of capital to our investors through industry cycles. Further, we recognize that our long-term profitability is maximized by being good stewards of the environments and communities in which we operate. In our pursuit of this mission, we work to improve the processes involved in the development of hydrocarbons, which we believe will ultimately contribute to providing individuals with access to the energy they need to sustain or improve their quality of life in a clean, safe, and efficient manner. We take great pride in contributing positively to the development of the hydrocarbons that power our lives.

About Hi-Crush

Hi-Crush Inc., together with its subsidiaries, is a fully-integrated provider of proppant and logistics services for hydraulic fracturing operations, offering frac sand production, advanced wellsite storage systems, flexible last mile services, and innovative software for real-time visibility and management across the entire supply chain. Hi-Crush’s strategic suite of solutions provides US oil and gas operators and service companies with the ability to build safety, reliability, and efficiency into every completion. Clearlake Capital Group L.P. and Whitebox Advisors LLC are the controlling shareholders of Hi-Crush Inc.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements about the anticipated financial performance of Atlas following the transaction; the expected synergies and efficiencies to be achieved as a result of the transaction; expected accretion to free cash flow, cash flow per share, Adjusted EBITDA and earnings per share; expected production volumes; expectations regarding the leverage and dividend profile of Atlas following the transaction; expansion and growth of Atlas’s business; Atlas’s plans to finance the transaction; and the receipt of all necessary approvals to close the transaction and the timing associated therewith; our business strategy, our industry, our future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, statements about our financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: the completion of the transaction on anticipated terms and timing or at all, including obtaining any required governmental or regulatory approval and satisfying other conditions to the completion of the transaction; uncertainties as to whether the transaction, if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; Atlas’s ability to integrate Hi-Crush’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the transaction; risks that the anticipated tax treatment of the transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the transaction on the parties’ business relationships and business generally; risks that the transaction disrupts current plans and operations of Atlas or Hi-Crush and their respective management teams and potential difficulties in retaining employees as a result of the transaction; the risks related to Atlas’s financing of the transaction; potential negative effects of this announcement and the pendency or completion of the transaction on the market price of Atlas’s common stock or operating results; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas; increasing hostilities and instability in the Middle East; adverse developments affecting the financial services industry; our ability to complete growth projects, including the Dune Express, on time and on budget; the risk that stockholder litigation in connection with our recent corporate reorganization may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; the ability of our customers to meet their obligations to us; our ability to maintain effective internal controls; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in our prospectus, dated September 11, 2023, filed with the SEC pursuant to Rule 424(b) under the Securities Act on September 12, 2023 in connection with our recent corporate reorganization, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

This press release includes or references certain forward-looking financial measures not prepared in conformity with generally accepted accounting principles (“GAAP”), including free cash flow, cash flow per share, Adjusted EBITDA and earnings per share. Because Atlas provides these measures on a forward-looking basis, it cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP financial measures, such as Gross Profit, Net Income, Operating Income, or any other measure derived in accordance with GAAP. Accordingly, Atlas is unable to present a quantitative reconciliation of such forward-looking, non-GAAP financial measures to the respective most directly comparable forward-looking GAAP financial measures. Atlas believes that these forward-looking, non-GAAP measures may be a useful tool for the investment community in comparing Atlas’s forecasted financial performance to the forecasted financial performance of other companies in the industry.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Atlas Investor Contact

Kyle Turlington

5918 W Courtyard Drive, Suite #500

Austin, Texas 78730

United States

T: 512-220-1200

IR@atlas.energy